UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: March 18, 1999

                           CAROLINA FIRST CORPORATION
             (Exact name of registrant as specified in its charter)

     South Carolina                  0-15083                  57-0824914
------------------------         ---------------        ----------------------
 (State of other juris-           (Commission                (IRS Employer
diction of incorporation)         File Number)          Identification Number)


        102 South Main Street, Greenville, South Carolina      29601
------------------------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (864) 255-7900

                              The Exhibit Index appears on page 4 hereof.

ITEM 5. OTHER EVENTS
        ------------

        On March 18, 1999, Carolina First Corporation entered into a Reorganization Agreement providing for the acquisition of Citrus Bank by Carolina First Corporation.

        See attached Press Release.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

(a)  FINANCIAL STATEMENTS OF THE BUSINESSES ACQUIRED.   Not Applicable

(b)  PRO FORMA FINANCIAL INFORMATION.  Not Applicable

(c)  EXHIBITS.
         2.1  Reorganization Agreement
        99.1  Press Release

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CAROLINA FIRST CORPORATION


March 18, 1999                    By:    /s/ William S. Hummers III
                                         ---------------------------------------
                                         William S. Hummers III
                                         Executive Vice President

                                  EXHIBIT INDEX

EXHIBIT

 2.1    Reorganization Agreement
99.1    Press Release